China Industrial Waste Management

"We care about our environment"



Investor Presentation
March 2011



Safe Harbor Statement

This investor presentation does not summarize all of the matters relevant to or necessary for a person to make an investment decision concerning China Industrial Waste Management, Inc. Accordingly, prior to making any investment decision, prospective investors and their advisors should conduct their own due diligence investigation of China Industrial Waste Management, Inc., including asking questions of, and obtaining additional information from, China Industrial Waste Management, Inc. concerning its business and prospects, the terms and conditions of any potential investment and any other relevant matters.

This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. The forward looking statements reflect China Industrial Waste Management's current views with respect to future events and are based on assumptions and are subject to risks and uncertainties.

The forward looking statements set forth in this presentation are our management's projection of possible future operations, developments, and results based upon numerous assumptions, and are dependent on many factors over which we have no control. We cannot guarantee that any of the assumptions on which forward looking statements are based will prove to be correct, or that we will achieve the results set forth in the forward looking statements.

We make no expressed or implied representation or warranty as to whether we can attain the projected financial information or the accuracy of any other forward looking statements set forth in this Executive Summary or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. We do not have any obligation to update or revise any forward looking statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based. Given these uncertainties, you should not place undue reliance on such forward-looking statements.

Company Overview

- Engaged in industrial solid waste treatment since 1991
- HQs in Dalian, Liaoning Province, PRC
- Largest industrial solid waste management enterprise in NE China
- Main Businesses:
  - *Industrial Waste Treatment & Recycling*
  - *Municipal BOT* (Build-Operate-Transfer)
    - Sewage Sludge Treatment
    - Waste Water Treatment
  - *Environmental Protection Equipment Supply/Engineering*



Financial Introduction

Ticker (OTCQB)	CIWT
Price (2/25/11)	$1.40
Diluted Shares Outstanding (as of 12/31/10)	15.4 million
Market Capitalization (2/25/11)	$ 21.5 million
Revenue (2010 E)	$21 million (↑98% YOY)
Adj. Net Income (2010 E)*	$5.0 million (↑145% YOY)
Diluted EPS (2010 E)*	$0.32
Price/Sales (2010 E)	1.03x
Adj. P/E (2010 E)*	4.4x

*Excludes impact on one-time, non-cash settlement expense of $0.4mm in 1Q 2010.



Investment Highlights

China's industrial waste & sludge treatment industries are still in their infancy, while economic and regulatory drivers support future growth

- ✓ ***Regulatory drivers stimulate demand***—PRC government is committed to encouraging environmentally sustainable development
- ✓ ***Rapid waste management & sludge treatment industry growth***—fueled by industrialization & urbanization
- ✓ ***Biggest market player in Northeast China***— Industry leader in solid waste management in China with technology advantages compared to the competition
- ✓ ***Advanced yet proven technology***—industrial solid waste processing& anaerobic digestion
- ✓ ***Compelling growth strategy***—strengthen industrial solid waste treatment business while promoting our anaerobic fermentation technology for sludge treatment throughout China
- ✓ ***Strong and sustainable growth, profitability and stable cash flow*** — projected 98% & 125% revenue & net income growth, respectively, for FY 2010
- ✓ ***Experienced management team*** with in-depth understanding of waste management industry



Rapid Industry Growth

China's environmental protection industry segment development and investment opportunities

Segment		Phase	Barrier	Competiton	Long Term Growth Driver	2011 Investment Highlights
Sewage Treatment	Municipal Sewage Treatment	Growth	Low	Significant		Industry integration
	Industrial Sewage Treatment	Growth	High	Moderate		High-end Equipment
Solid Waste Treatment	Municipal Solid Waste Treatment	Startup	High	Moderate		Large scale newly built waste treatment facility
	Sludge Treatment	Startup	High	Moderate	Emissions increase	sludge treatment policy introduced
	Medical Electronics Waste Treatment	Startup	High	Moderate	Treatment rates improve	dangerous waste treatment subsidy policly introduced
Air Pollution Treatment	Dust removal	Growth	Low	Significant	Emission standards improve	dust removal standards increased
	Desulfurization	Growth	Low	Significant		steel and other industries desulfurization
	Denitrification	Growth	Low	Moderate		Power industry denitrifcation

Source: China Galaxy Securities Research Department


35000
30000
25000
20000
15000
10000
5000
0
22.40%
22.50%
15.80%
15.30%
15.20%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
8th 5-year
9th 5-year
10 5-year
11th 5-year
12th 5-year
Investment
CAGR

Source: China SEPA and China Galaxy Securities Research Department

Industry Leader

- Strong track record in developing and operating industrial waste treatment systems
- Over 800 customers, including major multinational companies
- 90% of China's environmental protection enterprises are SMEs—their technology and equipment are not very sophisticated and there are no national players
- Only a few companies are involved in the industrial solid waste treatment business

Technology Advantages

- Strong R&D has created patented, proprietary systems and solutions
  - Currently owns 5 patents in China
- In-house R&D team comprised of specialists focused on environmental technology
- Cooperates with several Enterprise/Chinese universities/research institutes in other industry
  - Supplementary waste processing capacity
  - Process industrial waste by utilizing Dalian Onoda's cement kiln
- Granted multiple local government awards and is recognized by SEPA and the Ministry of Science and Technology as a key environmental technology provider

High Barriers to Entry

- Highly regulated industry and stringent license requirements both from SEPA and local governments create high barriers to entry


环境污染治理设施运营资质证书

Certificate for operation of environmental protection facilities granted by National Environmental Protection Bureau


辽宁省危险废物综合经营许可证

Permit for comprehensive operation on hazardous waste issued by provincial environmental protection authority







Strong Growth & Profitability



Revenues ($'000)
4, 869
6, 383
9, 540
13, 400
10, 561
21, 000
2005
2006
2007
2008
2009
2010E*



Net Income ($'000)
1, 126
2, 331
3, 689
4, 756
1, 959
4, 950
2005
2006
2007
2008
2009
2010E*

- Strong recovery in sales and net income since 1Q 09 lows
- 2010 estimated 98% year-over-year increase in revenue
- 2010 estimated 145% year-over-year in crease in adjusted net income

*Excludes impact on one-time, non-cash settlement expense of $0.4mm in 1Q 2010.

Experienced Management Team

Jinqing Dong – *Chairman & CEO*

- Founded the Company in 1991 and has over 20 years of experience in the waste management industry
- Chairman of Dalian Environmental Protection Industry Association
- Named as one of the "Top Ten People in the Economic Sphere in Dalian" for 2010
- Dalian University of Technology graduate, majored in environmental engineering, senior engineer

Jun Li – *Chief Operating Officer and Director*

- General manager, 1998-2010
- More than 20 years of management experience in the environmental protection industry

Xin Guo – *Chief Financial Officer*

- Senior accountant, over eighteen years of financial and accounting experience
- Holes a Master's degree in Management from Northeastern University

Darcy Dazhi Zhang – Investor Relations Director and Corporate Secretary

- Joined the Company in 2004 and has been engaged in Investor Relations management for several years
- Holds a Master's degree in International Banking and Financial Studies from the University of Southampton, UK

Dalian Dongtai Industrial Waste Treatment

- Only provider of one-stop comprehensive industrial and commercial waste treatment solutions in Liaoning Province
- Revenues from waste collection and disposal service fees and from the sale of scrap material and recycled waste products
- Clients include many major multinational corporations and large scale domestic enterprises







Scrap Material & Recycled Products

Dalian Dongtai Expansion Project

- One of the most advanced one-stop service centers for hazardous waste management in China
- Total investment of $16.2mm: $4.9mm gov't subsidy, $3.8mm bank loan, $7.6mm company-owned money
- To date, over 85% of construction completed and has received $2.9mm of government subsidy
- Expected to be operational in 3Q 2011—once fully ramped-up, will provide twice the capacity of the current plant in Dalian


市危险废物处理设施扩建项目综合处理厂鸟瞰图



Dongtai Organic Waste Treatment

- BOT project/municipal sludge and other organic waste treatment and disposal facility
- Holds exclusive right to process all of the sludge generated from the sewage treatment plants in the urban area of Dalian City
- Generates revenues from two sources: fees which are based on the volume of sludge processed and (ii) fees from the sale of methane gas
- Designed capacity: 600 tons/day utilization rate: approximately 60% of full capacity
- Total investment of $18.4mm: $12.5mm bank loan, $5.9mm self-raised capital
- Began generating revenues in the first half of 2010 ($2.0M); expected to be fully operational in 1-2 yrs



400 tons of sludge
27.5m³ of natural gas /ton sludge
$0.52/m³
$5,700 /day
400 tons of sludge
200 tons of food waste
68.75m³ of natural gas /ton sludge
$0.52/m³
$21,000 /day



Demand for Sludge Treatment in China

- Gov't increasingly focused on sludge treatment—will be a priority in the PRC's upcoming "12th five-year plan"
- 80% of sludge generated in China is not properly treated and causes serious secondary pollution
- Investment in sludge treatment facilities vs. sewage treatment facilities is 1.7-to-1 in developed countries vs. 0.4-to-1 in China

Sewage discharged expected to reach 38.48 billion cubic meters by 2011


Sewage Discharge (billion cubic meters)
50
40
30
20
10
0
1976
1981
1986
1991
1996
2001
2006
2011

Sludge to be generated in China by 2015 will be 35.6 million tons


Sludge Production (million tons)
40
30
20
10
0
12.20
27.40
35.60
2004
2010
2015

Source of above content and table: Chinese Research Academy of Environmental Sciences

Dalian Lipp
Environmental Energy Engineering

- A joint venture between Dongtai and German based Lipp Company
- Target waste management companies and BOT projects – addressing sludge treatment market
- Engaged in sales of Lipp tanks and post-sale technical service
- Average sale price of a ferment tank is approximately $0.67 million
- Competitive advantages over other methods:
  - Lower cost and maintenance expense
  - Superior quality
  - Onsite assembly
  - Short construction period

With its advanced anaerobic sludge treatment methods and strong financial base, CIWT is ideally positioned to share in the huge benefits brought about by rapid development



Anaerobic digestion
Single incineration
Composting
Landfill

Growth Strategy

- Expand industrial waste processing capacity
- Diversify customer base
- Seek new opportunities for Lipp tank supply/operating service
- Penetrate new geographic markets in China
- Continue to place great emphasis on R&D
- Maintain stringent cost controls to optimize margins
- Pursue complementary acquisition targets for expansion

Project Pipeline

- Double hazardous industrial waste treatment capacity in Dalian via Dalian Dongtai Expansion Project (operational in 3Q 2011)
- Ramp up capacity and sales from Dongtai Organic sludge treatment plant (began generating revenues in Q1 2010)
- Apply for processing of up to 200 ton/day food waste, which will increase our plant's utilization rate
- Pursue sales in Lipp Tank equipment designing and manufacturing (potential customers have expressed interest and we anticipate execution of contracts in 2011)

Year-Over-Year Results

($ in thousands)	FY 2008	FY 2009	First Nine Months 2009	First Nine Months 2010
Revenue	13,400	10,561	7,186	13,627
Gross Profit	9,245	6,376	4,397	8,134
Operating Income	5,646	1,244	1,508	3,395
Net Income	4,752	1,960	1,334	3,289*
Margin Analysis				
Gross Margin	*69.0%*	*60.3%*	*61.2%*	*59.7%*
Operating Margin	*42.1%*	*11.8%*	*21.0%*	*24.9%*
Net Income Margin	*35.5%*	*18.6%*	*18.6%*	*24.1%*

*Excludes impact on one-time, non-cash settlement expense of $0.4mm in 1Q 2010



Balance Sheet Summary

	December-31-2008 USD'000 Unaudited	December-31-2009 USD'000 Audited	September-30-2010 USD'000 Audited
ASSETS			
Current Assets			
Cash and cash equivalents	5,711	11,419	4,575
Accounts Receivable	2,414	2,201	4,685
Inventories	2,376	2,085	2,455
Advances to Suppliers	551	801	2,184
TOTAL CURRENT ASSETS	**11,178**	**17,614**	**14,122**
Property, Plant and Equipment	15,500	32,319	31,943
Construction in Progress	12,892	9,125	14,562
Others	3,030	8,260	11,471
TOTAL ASSESTS	**42,600**	**67,318**	**72,098**
LIABILITIES AND STOCKHOLDERS EQUITY			
Current Liabilities			
Short Term Loan	3,371	6,739	2,989
Accounts Payable	780	418	1,488
Tax Payable	215	201	475
Deferred Sales	972	959	301
Construction Projects Payable	4,824	3,932	2,661
Total Current Liabilities	**11,555**	**15,957**	**11,488**
Long-term Loan		13,756	14,447
TOTAL LIABILITIES	**13,232**	**32,786**	**32,961**
Total Stockholders Equity	**29,368**	**34,532**	**39,137**
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	**42,600**	**67,318**	**72,098**

Investment Highlights

China's industrial waste & sludge treatment industries are still in their infancy, while economic and regulatory drivers support future growth

- ✓ ***Regulatory drivers stimulate demand***—PRC government is committed to encouraging environmentally sustainable development
- ✓ ***Rapid waste management & sludge treatment industry growth***—fueled by industrialization & urbanization
- ✓ ***Biggest market player in Northeast China***— Industry leader in solid waste management in China with technology advantages compared to the competition
- ✓ ***Advanced yet proven technology***—industrial solid waste processing& anaerobic digestion
- ✓ ***Compelling growth strategy***—strengthen industrial solid waste treatment business while promoting our anaerobic fermentation technology for sludge treatment throughout China
- ✓ ***Strong and sustainable growth, profitability and stable cash flow*** — projected 98% & 125% revenue & net income growth, respectively, for FY 2010
- ✓ ***Experienced management team*** with in-depth understanding of waste management industry

Contact Us

Company Contact:
Mr. Darcy Zhang,
Investor Relations Director
& Company Secretary
Tel: +86-411-8259-5339
E-Mail: darcy.zhang@chinaciwt.com
Web: www.chinaciwt.com

Investor Relations:
Athan Dounis
CCG Investor Relations
Tel: +1-646-213-1916
E-Mail: athan.dounis@ccgir.com
Web: www.ccgirasia.com

Legal Counsel
Pryor Cashman LLP
7 Times Square
New York, New York 1003606569
Tel: (212)-421-4100
Web: www.pryorcashman.com

Auditors
Jewett, Schwartz, Wolfe & Associates
200 S Park Road Suite 150
Hollywood, FL 33021
Tel:(954)-922-5885
Web: www.jsw-cpa.com